Prospectus Supplement	November 16, 2016

Putnam VT Research Fund
Prospectus dated April 30, 2016

The sub-section Your fund's management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Neil Desai, Kathryn Lakin and Walter Scully.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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